UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Communications and
Information Fund, Inc.

Annual Report
December 31, 2007

Seeking Capital Gain by

Investing in Companies

Operating in the

Communications,

Information, and

Related Industries

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

We are pleased to present your annual report for Seligman Communications and Information Fund, Inc. The report contains a discussion with your Portfolio Managers, the Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

For the one year ended December 31, 2007, Seligman Communications and Information Fund delivered a total return, based on the net asset value of Class A shares (excluding sales charges), of 14.9%. During the same period, the Fund’s benchmark, the S&P GSTI Composite Index, returned 16.9%, and the Fund’s peers, as measured by the Lipper Science & Technology Funds Average, returned 14.9%.

Thank you for your continued support of Seligman Communications and Information Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2008

Manager

J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor

Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

General Counsel

Sullivan & Cromwell LLP

Shareholder Service Agent

Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:

P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan
Services

(212) 682-7600	Outside the
United States

(800) 622-4597	24-Hour Automated
Telephone Access
Service

Interview With Your Portfolio Managers
Paul H. Wick, Ajay Diwan, and Reema D. Shah

Q.	How did Seligman Communications and Information Fund perform during the year ended December 31, 2007?

A.

For the year ended December 31, 2007, Seligman Communications and Information Fund delivered a total return, based on the net asset value of Class A shares, of 14.9%. The Fund’s peers, as measured by the Lipper Science & Technology Funds Average, also returned 14.9% for the same period. The Fund’s benchmark, the S&P GSTI Composite Index, returned 16.9% for the year.

Q.	What market conditions and economic events materially affected the Fund’s performance during the year?

A.

The year 2007 can be characterized by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits further fueled equity advances.

Subprime concerns, however, intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. The Federal Reserve Board sought to ease concerns by reducing the fed funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. (Subsequent to the close of the reporting period, further Fed action brought the fed funds target rate down to 3.0%.) While investors showed signs of renewed interest following the Fed’s September rate cut, the subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

The technology sector held up relatively well during the period, given the level of market volatility. Compelled over the past few years to increase efficiency and cut costs, many tech companies found themselves with balance sheets flush with cash and we continued to shareholder-friendly activity, such as large share repurchases, which impacted stock prices positively. While mergers and acquisition activity cooled significantly across many sectors as market liquidity dried up and it became increasingly difficult to secure financing, private investors and leveraged buyout firms continued to find the more mature and relatively stable tech sector attractive. In addition to strategic acquisitions, we saw many tech companies globalizing in an effort to cut costs and increase margins.

A TEAM APPROACH

Seligman Communications and Information Fund, Inc. is managed by the Seligman Technology Group, led by Paul H. Wick. Mr. Wick and the Fund’s Co-Portfolio Managers, Ajay Diwan and Reema D. Shah, are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include George Chang (trader), Sean Collins (trader), Adnan Bokhari (trader), Mark Filippone (trader), Jesse Hsu, Srida Joisa, Chris Kim, David Levy (trader), Benjamin Lu, Richard Parower, Sangeeth Peruri, Quang Pham, Susan Popplewell (trader), Lawrence Rosso (trader), Jonathan Roth (trader), Vishal Saluja, Sushil Wagle, and Lauren Wu.

Interview With Your Portfolio Managers
Paul H. Wick, Ajay Diwan, and Reema D. Shah

Q.	What investment strategies and techniques materially affected the Fund’s performance during the year?

A.

The Fund’s largest industry weighting was software, a weighting considerably larger than that of the benchmark. The industry delivered strong absolute returns for both the benchmark and the Fund (ending the year as the Fund’s largest contributor to absolute results). On a relative basis, however, stock selection resulted in a return for the Fund below that of the benchmark in the software industry.

The communications equipment industry had the greatest positive impact on the Fund’s investment results, relative to the benchmark, due primarily to strong stock selection. The Fund’s weighting was less than that of the benchmark during the year, but the Fund recognized a return in the industry nearly three times that of the benchmark. The Fund also garnered strong investment results from the Internet software and services industry (a relative overweight) and the semiconductors and semiconductor equipment industry (a relative underweight), outperforming the benchmark’s returns in both industries for the year.

The largest specific contributors to investment results included McAfee (Internet software and services), Apple (computer hardware), VeriSign (Internet software and services), and EMC (computer storage and peripherals). Apple continued to see strong growth during the period as a result of its strong product offerings. Security software company McAfee continued to post solid revenue growth, as did VeriSign, which provides security software services that include securing online financial transactions. EMC saw its stock price rise on strong revenue growth and following the sale of a stake in VMware in August in one of the most anticipated initial public offerings of a tech company since Google.

The Fund’s largest area of relative detraction was the computers and peripherals industry. While the industry delivered solid gains for the Fund, the Fund’s underweight in the industry, as compared to the benchmark, left the Fund’s return for the year short of the benchmark’s return. IT consulting was also an area of detraction, on an absolute basis as well as compared to the benchmark. The Fund’s weighting was in line with the benchmark’s weighting, but stock selection resulted in negative investment results versus the benchmark within the industry for the year.

Among the largest specific detractors were Symantec (Internet software and services), Network Appliance (computer storage and peripherals), Seagate Technology (computer storage and peripherals), and Cymer (semiconductor equipment). Symantec, which provides software and services for information security, availability, compliance, information technology, and systems performance, struggled during the period over concerns of missed earnings, increased competition from rivals, and costly acquisitions. Network Appliance, a network storage and data management company, saw its stock decline on lower-than-expected earnings. Cymer, which develops and manufactures laser light sources that are used in the manufacture of semiconductors, delivered disappointing results for the period. Seagate Technology produces disk drives, an area in which increased competition has pressured prices lower.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart on page 5 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge that became effective on January 7, 2008, and in Class B and Class D shares, without contingent deferred sales charge (“CDSC”), to $10,000 investments made in the S&P GSTI Composite Index and the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index), for the ten-year period ended December 31, 2007. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Class C share returns are presented without an initial sales charge and would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended December 31, 2007

		Average Annual

	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

Class A

With Sales Charge	(1.65)%	8.31%	17.37%	7.86%		n/a	n/a	n/a

Without Sales Charge	4.34	14.92	18.77	8.50		n/a	n/a	n/a

Class B

With CDSC†	(1.02)	9.07	17.66	n/a		n/a	n/a	n/a

Without CDSC	3.98	14.07	17.87	7.85	‡	n/a	n/a	n/a

Class C

With 1% CDSC	2.94	13.03	n/a	n/a		n/a	n/a	n/a

Without CDSC	3.94	14.03	17.88	n/a		5.18%	n/a	n/a

Class D

With 1% CDSC	2.95	13.04	n/a	n/a		n/a	n/a	n/a

Without CDSC	3.95	14.04	17.88	7.70		n/a	n/a	n/a

Class I	4.58	15.41	19.36	n/a		n/a	8.14%	n/a

Class R

With 1% CDSC	3.20	13.61	n/a	n/a		n/a	n/a	n/a

Without CDSC	4.20	14.61	n/a	n/a		n/a	n/a	18.15%

Benchmarks**

Lipper Science & Technology Funds Average	4.19	14.92	16.12	7.12		0.62	3.44	15.05

S&P GSTI Composite Index	5.92	16.94	15.57	5.74		(0.84)	3.19	14.43

S&P 500 Index	(1.37)	5.50	12.81	5.90		3.26	6.13	12.63

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

12/31/07	$38.20	$32.42	$32.43	$32.41	$39.32	$37.73

6/30/07	36.61	31.18	31.20	31.18	37.60	36.21

12/31/06	33.24	28.42	28.44	28.42	34.07	32.92

*	Returns for periods of less than one year are not annualized.

**

The S&P GSTI Composite Index, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), and the Lipper Science & Technology Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges, and the S&P GSTI Composite Index and the S&P 500 Index do not reflect any taxes, fees or sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The S&P GSTI Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.

‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)

For the Year Ended December 31, 2007

Top Contributors		Top Detractors

Security	Impact on NAV	Security	Impact on NAV

McAfee	$0.60	Symantec	$(0.42)

Apple	0.54	Network Appliance	(0.24)

VeriSign	0.35	Seagate Technology	(0.23)

BMC Software	0.31	Amdocs	(0.15)

EMC	0.29	Cymer	(0.14)

Autodesk	0.26	NII Holdings	(0.10)

Business Objects (ADR)	0.25	Check Point Software Technologies	(0.10)

Research In Motion	0.22	Maxim Integrated Products	(0.08)

Oracle	0.16	Komag	(0.07)

Google (Class A)	0.16	Rambus	(0.06)

Total	$3.14	Total	$(1.59)

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Portfolio Overview

Diversification of Net Assets
December 31, 2007

				Percent of Net Assets Year Ended December 31,

	Issues	Cost	Value	2007	2006

Common Stocks:

Advertising	1	$40,824,799	$40,465,763	1.0	—

Application Software	4	108,505,837	106,690,481	2.6	5.4

Communications Equipment	6	412,559,768	432,967,599	10.7	9.1

Computer Hardware	3	112,454,526	140,825,830	3.5	4.0

Computer Storage and Peripherals	5	357,196,406	321,552,411	7.9	10.2

Consumer Software	—	—	—	—	1.3

Electronic Equipment Manufacturers	—	—	—	—	2.4

Electronic Manufacturing Services	1	15,223,630	17,235,191	0.4	—

Health Care Equipment	3	69,120,712	66,818,366	1.7	2.8

Health Care Services	2	29,845,059	31,674,852	0.8	—

Health Care Supplies	—	—	—	—	0.4

Integrated Telecommunication Services	1	20,574,716	22,359,280	0.6	—

Internet Software and Services	5	465,357,481	480,900,808	11.9	22.1

IT Consulting and Other Services	3	333,247,987	349,699,315	8.6	5.6

Life Sciences Tools and Services	—	—	—	—	0.5

Pharmaceuticals	1	49,842,094	52,399,180	1.3	—

Semiconductor Equipment	2	129,287,529	119,231,999	2.9	10.4

Semiconductors	9	572,712,850	560,713,075	13.8	4.2

Systems Software	5	652,384,914	682,031,413	16.8	4.0

Technical Software	2	426,039,725	421,353,544	10.4	8.8

Technology Distributors	1	21,310,455	20,611,318	0.5	0.5

Wireless Telecommunication Services	2	91,189,530	74,342,700	1.8	1.2

Total Common Stocks	56	3,907,678,018	3,941,873,125	97.2	92.9

Option Purchased	1	1,374,363	79,253	—	—

Venture Capital Investments	13	8,901,444	—	—	0.2

Short-Term Holdings and Other Assets Less Liabilities	2	112,290,478	113,883,541	2.8	6.9

Net Assets	72	$4,030,244,303	$4,055,835,919	100.0	100.0

Largest Industries
December 31, 2007

Percent of Net Assets

Portfolio Overview

Largest Portfolio Holdings†
December 31, 2007

Security	Value	Percent of Net Assets

Synopsys	$315,957,050	7.8

BMC Software	257,146,164	6.3

Amdocs	256,801,500	6.3

McAfee	233,130,000	5.7

QUALCOMM	171,684,050	4.2

Check Point Software Technologies	158,164,704	3.9

Oracle	127,798,284	3.2

Cisco Systems	123,014,201	3.0

Marvell Technology Group	120,710,715	3.0

Maxim Integrated Products	105,999,440	2.6

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
July 1 to December 31, 2007

Largest Purchases	Largest Sales

Marvell Technology Group	KLA-Tencor**

Intel*	Business Objects (ADR)**

Maxim Integrated Products	Apple

Seagate Technology*	BEA Systems

Citrix Systems*	C. R. Bard**

Check Point Software Technologies	Adobe Systems**

Taiwan Semiconductor Manufacturing (ADR)*	Digital River**

Symantec	Texas Instruments**

Amdocs	Cisco Systems

Synopsys	EMC

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007, and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**

Class A	$1,000.00	1.45%	$1,043.40	$7.35	$1,017.90	$7.25

Class B	1,000.00	2.20	1,039.80	11.13	1,014.12	10.99

Class C	1,000.00	2.20	1,039.40	11.12	1,014.12	10.99

Class D	1,000.00	2.20	1,039.50	11.13	1,014.12	10.99

Class I	1,000.00	1.00	1,045.80	5.07	1,020.16	5.01

Class R	1,000.00	1.70	1,042.00	8.61	1,016.64	8.50

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2007

	Shares		Value

Common Stocks 97.2%

Advertising 1.0%

Focus Media Holding (ADR)*	712,300		$40,465,763

Application Software 2.6%

Autodesk	1,285,189		63,951,005

BEA Systems*	530,820		8,376,340

Mentor Graphics	2,991,400		32,247,292

Voltaire	344,600		2,115,844

			106,690,481

Communications Equipment 10.7%

Cisco Systems*	4,544,300		123,014,201

Corning*	1,546,000		37,088,540

NICE Systems*	561,500		19,270,680

Nokia (ADR)	1,309,200		50,260,188

QUALCOMM	4,363,000		171,684,050

Research In Motion*	279,100	(1)	31,649,940

			432,967,599

Computer Hardware 3.5%

Apple*	233,300	(1)	46,212,064

Hewlett-Packard	917,700		46,325,496

International Business Machines	446,700		48,288,270

			140,825,830

Computer Storage and Peripherals 7.9%

Electronics for Imaging*Ø	4,570,200		102,738,096

EMC*	1,024,200		18,978,426

Network Appliance*	3,705,700		92,494,272

Seagate Technology*	3,708,700		94,571,850

Western Digital	422,700		12,769,767

			321,552,411

Electronic Manufacturing Services 0.4%

HON HAI Precision Industry	2,767,400		17,235,191

Health Care Equipment 1.7%

Advanced Medical Optics	1,055,000		25,879,150

St. Jude Medical*	512,600		20,832,064

Stryker	269,100		20,107,152

			66,818,366

Health Care Services 0.8%

Laboratory Corp. of America Holdings*	277,400		20,952,022

Quest Diagnostics	202,700		10,722,830

			31,674,852

See footnotes on page 12.

Portfolio of Investments
December 31, 2007

	Shares	Value

Integrated Telecommunication Services 0.6%

AT&T	538,000	$22,359,280

Internet Software and Services 11.9%

GigaMedia*	478,600	8,973,750

Google (Class A)*	88,100	60,919,388

McAfee*	6,216,800	233,130,000

Symantec*	6,197,800	100,032,492

VeriSign*	2,069,800	77,845,178

		480,900,808

IT Consulting and Other Services 8.6%

Amdocs*	7,450,000	256,801,500

Satyam Computer Services	3,886,412	44,499,245

Tata Consultancy Services	1,801,350	48,398,570

		349,699,315

Pharmaceuticals 1.3%

Abbott Laboratories	933,200	52,399,180

Semiconductor Equipment 2.9%

Cymer*Ø	2,069,960	80,583,543

Verigy*	1,422,468	38,648,456

		119,231,999

Semiconductors 13.8%

Analog Devices	646,300	20,487,710

C.S.R.*	1,518,800	18,139,943

Intel	3,779,100	100,750,806

Intersil (Class A)*	1,694,500	41,481,360

Marvell Technology Group*	8,634,529	120,710,715

Maxim Integrated Products	4,003,000	105,999,440

Monolithic Power Systems*	1,500,000	32,205,000

ON Semiconductor*	6,631,565	58,888,297

Taiwan Semiconductor Manufacturing (ADR)	6,229,900	62,049,804

		560,713,075

Systems Software 16.8%

BMC Software*	7,215,100	257,146,164

Check Point Software Technologies*	7,202,400	158,164,704

Citrix Systems*	2,334,100	88,719,141

Microsoft	1,410,200	50,203,120

Oracle*	5,659,800	127,798,284

		682,031,413

Technical Software 10.4%

Cadence Design Systems*	6,196,149	105,396,494

Synopsys*Ø	12,185,000	315,957,050

		421,353,544

See footnotes on page 12.

Portfolio of Investments
 December 31, 2007

	Shares, Shares Subject to Put/Call, or Principal Amount		Value

Technology Distributors 0.5%

Avnet*	589,400	shs.	$20,611,318

Wireless Telecommunication Services 1.8%

NII Holdings*	938,500		45,348,320

Syniverse Holdings*	1,861,000		28,994,380

			74,342,700

Total Common Stocks (Cost $3,907,678,018)			3,941,873,125

Venture Capital Investments† 0.0% (Cost $8,901,444)			—

Short-Term Holdings 4.0%

Fixed Time Deposit 2.5%

Royal Bank of Scotland, Grand Cayman, 3%, 1/2/08	$100,000,000		100,000,000

Repurchase Agreement 1.5%

Fixed Income Clearing Corporation 2.85%, dated 12/31/07, maturing 1/2/08 in the amount of $61,996,815 collateralized by: $100,000 Freddie Mac 6%, 4/16/37; $32,825,000 Fannie Mae 5.5%, 7/14/28; and $25,695,000 Fannie Mae 6.25%, 2/15/29, with a fair market value of $63,231,431	61,987,000		61,987,000

Option Purchased* 0.0%

Communications Equipment 0.0%

Research In Motion, Put expiring January 2008 at $93.375 (Cost $1,374,363)	193,300	shs.	79,253

Total Short-Term Holdings (Cost $163,361,363)			162,066,253

Total Investments (Cost $4,079,940,825) 101.2%			4,103,939,378

Other Assets Less Liabilities (1.2)%			(48,103,459)

Net Assets 100.0%			$4,055,835,919

Schedule of Options Written

Call Options Written

Apple, expiring January 2008 at $195	148,200		$(1,593,150)

Research In Motion, expiring January 2008 at $120	193,300		(560,570)

Total Call Options Written (Premiums received $3,537,349)			$(2,153,720)

*	Non-income producing security.
†	Restricted and non-income producing securities (Note 9).
ø	Affiliated issuers—Fund’s holdings representing 5% or more of the outstanding voting securities (Note 10).
ADR — American Depositary Receipts.
(1)	All or part of the security is held as collateral for options written. As of December 31, 2007, the value of securities held as collateral was $51,275,676.
Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities
 December 31, 2007

Assets:

Investments, at value:

Common stocks* (cost $3,907,678,018)	$3,941,873,125

Venture capital investments (cost $8,901,444)	—

Short-term holdings (cost $163,361,363)	162,066,253

Total investments (cost $4,079,940,825)	4,103,939,378

Cash denominated in US dollars (includes restricted cash of $4,000)	4,122

Cash denominated in foreign currencies (cost $21,893,026)	22,102,460

Receivable for securities sold	30,444,988

Receivable for Capital Stock sold	16,832,476

Dividends and interest receivable	788,874

Expenses prepaid to shareholder service agent	175,784

Other	286,777

Total Assets	4,174,574,859

Liabilities:

Payable for securities purchased	92,684,284

Payable for Capital Stock repurchased	18,764,360

Management fee payable	3,066,974

Options written, at value (premiums received $3,537,349)	2,153,720

Distribution and service (12b-1) fees payable	1,565,368

Accrued expenses and other	504,234

Total Liabilities	118,738,940

Net Assets	$4,055,835,919

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized; 111,251,916 shares outstanding):

Class A	$7,610,425

Class B	830,806

Class C	827,509

Class D	1,704,689

Class I	85,131

Class R	66,632

Additional paid-in capital	4,037,780,648

Dividends in excess of net investment income (Note 6)	(13,130)

Accumulated net realized loss (Note 6)	(18,648,407)

Net unrealized appreciation of investments and foreign currency transactions	25,591,616

Net Assets	$4,055,835,919

(Continued on page 14.)

See footnotes on page 14.

Statement of Assets and Liabilities (continued)
December 31, 2007

Net Asset Value Per Share:

Class A	($2,907,051,249 ÷ 76,104,252 shares)	$38.20

Class B	($269,315,588 ÷ 8,308,058 shares)	$32.42

Class C	($268,390,892 ÷ 8,275,091 shares)	$32.43

Class D	($552,462,887 ÷ 17,046,891 shares)	$32.41

Class I	($33,472,893 ÷ 851,307 shares)	$39.32

Class R	($25,142,410 ÷ 666,317 shares)	$37.73

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities)
with a cost of $691,292,832 and a value of $732,408,689 (Note 10).

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:

Interest	$11,322,370

Dividends	11,033,578

Total Investment Income	22,355,948

Expenses:

Management fee	34,908,273

Distribution and service (12b-1) fees	18,041,692

Shareholder account services	9,808,165

Custody and related services	1,518,248

Registration	364,152

Shareholder reports and communications	319,452

Auditing and legal fees	168,131

Directors’ fees and expenses	117,396

Miscellaneous	296,063

Total Expenses	65,541,572

Net Investment Loss	(43,185,624)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain on investments and foreign currency transactions*	797,485,806

Net realized loss on options written	(3,857,417)

Net change in unrealized appreciation of investments, options written and foreign currency transactions	(221,729,063)

Net Gain on Investments	571,899,326

Increase in Net Assets from Operations	$528,713,702

*	Includes net realized gains from affiliated issuers of $82,868,313.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2007	2006

Operations:

Net investment loss	$(43,185,624)	$(39,857,238)

Net realized gain on investments and foreign currency transactions	797,485,806	423,420,430

Net realized gain (loss) on options written	(3,857,417)	1,126,421

Net change in unrealized appreciation of investments, options written and foreign currency transactions	(221,729,063)	310,172,434

Increase in Net Assets from Operations	528,713,702	694,862,047

Capital Share Transactions:

Net proceeds from sales of shares	481,131,654	349,209,255

Exchanged from associated funds	19,151,164	16,678,232

Total	500,282,818	365,887,487

Cost of shares repurchased	(683,634,009)	(726,575,622)

Exchanged into associated funds	(38,367,182)	(35,126,867)

Total	(722,001,191)	(761,702,489)

Decrease in Net Assets from Capital Share Transactions	(221,718,373)	(395,815,002)

Increase in Net Assets	306,995,329	299,047,045

Net Assets:

Beginning of year	3,748,840,590	3,449,793,545

End of Year (net of dividends in excess of net investment income of $13,130 and $0, respectively)	$4,055,835,919	$3,748,840,590

See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund offers the following six classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2 million in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

The Board of Directors of the Fund has approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. The conversion is not expected to affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the

Notes to Financial Statements

“Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Investments in foreign securities (including ADRs) are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, investing in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations.

b.

Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

f.

Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to pur-

Notes to Financial Statements

chase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

g.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

h.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

j.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004-2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $354,811 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $2,453,735 and $41,769 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service

Notes to Financial Statements

organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2007, fees incurred under the Plan aggregated $6,895,502, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $3,259,370, $2,411,071, $5,385,327, and $90,422, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees (12b-1) pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $660,056.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2007, such charges amounted to $103,437. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $9,808,165, for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2007, the Fund’s potential obligation under the Guaranties is $4,735,700. As of December 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

Notes to Financial Statements

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2007 of $13,130 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.

Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2007, the Fund did not borrow from the credit facility.

5.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2007, amounted to $7,605,277,864 and $7,721,651,990, respectively.

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the cost of investments for federal income tax purposes was $4,086,280,835. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $6,340,010.

The tax basis components of accumulated earnings (losses) at December 31, 2007, are presented below.

Gross unrealized appreciation of portfolio securities*	$230,765,780

Gross unrealized depreciation of portfolio securities*	(213,107,237)

Net unrealized appreciation of portfolio securities*	17,658,543

Capital loss carryforwards	(12,308,398)

Total accumulated earnings	$5,350,145

*	Includes the effect of foreign currency transactions.

At December 31, 2007, the Fund had a capital loss carryforward for federal income tax purposes of $12,308,398, expiring in 2011, which is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires. During the year ended December 31, 2007, the Fund utilized $790,980,794 of prior years’ capital loss carryforwards to offset current year’s net capital gains.

Notes to Financial Statements

7.	Options Written — Transactions in options written for the year ended December 31, 2007, were as follows:

	Shares Subject To Call	Premiums

Options outstanding, December 31, 2006	—	$—

Options written	1,315,800	9,329,275

Options expired	(529,500)	(934,344)

Options terminated in closing purchase transactions	(444,800)	(4,857,582)

Options outstanding, December 31, 2007	341,500	$3,537,349

8.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2007		2006

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	9,028,675	$327,453,887	8,184,174	$250,354,572

Exchanged from associated funds	344,882	12,585,948	318,630	9,703,865

Converted from Class B*	2,478,279	91,175,055	3,895,641	117,183,636

Total	11,851,836	431,214,890	12,398,445	377,242,073

Cost of shares repurchased	(13,663,126)	(489,942,455)	(16,026,174)	(481,901,199)

Exchanged into associated funds	(679,001)	(24,352,727)	(672,859)	(20,132,997)

Total	(14,342,127)	(514,295,182)	(16,699,033)	(502,034,196)

Decrease	(2,490,291)	$(83,080,292)	(4,300,588)	$(124,792,123)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	714,063	$21,928,751	777,717	$20,422,685

Exchanged from associated funds	66,652	2,054,290	124,577	3,228,038

Total	780,715	23,983,041	902,294	23,650,723

Cost of shares repurchased	(2,201,605)	(67,165,739)	(3,891,461)	(100,668,691)

Exchanged into associated funds	(188,973)	(5,675,256)	(241,194)	(6,175,428)

Converted to Class A*	(2,910,851)	(91,175,055)	(4,535,033)	(117,183,636)

Total	(5,301,429)	(164,016,050)	(8,667,688)	(224,027,755)

Decrease	(4,520,714)	$(140,033,009)	(7,765,394)	$(200,377,032)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,880,778	$58,589,458	1,516,723	$39,967,495

Exchanged from associated funds	50,591	1,580,567	57,975	1,536,709

Total	1,931,369	60,170,025	1,574,698	41,504,204

Cost of shares repurchased	(1,051,467)	(32,320,431)	(1,551,373)	(39,894,341)

Exchanged into associated funds	(83,676)	(2,519,519)	(93,461)	(2,392,348)

Total	(1,135,143)	(34,839,950)	(1,644,834)	(42,286,689)

Increase (decrease)	796,226	$25,330,075	(70,136)	$(782,485)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their date of purchase.

Notes to Financial Statements

	Year Ended December 31,

	2007		2006

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,461,334	$45,467,925	966,127	$25,303,485

Exchanged from associated funds	94,354	2,928,791	84,329	2,209,620

Total	1,555,688	48,396,716	1,050,456	27,513,105

Cost of shares repurchased	(2,727,183)	(83,326,146)	(3,746,869)	(96,633,944)

Exchanged into associated funds	(192,169)	(5,809,388)	(252,051)	(6,418,708)

Total	(2,919,352)	(89,135,534)	(3,998,920)	(103,052,652)

Decrease	(1,363,664)	$(40,738,818)	(2,948,464)	$(75,539,547)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	300,379	$11,269,305	200,432	$6,209,897

Cost of shares repurchased	(147,853)	(5,611,791)	(154,568)	(4,894,928)

Increase	152,526	$5,657,514	45,864	$1,314,969

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	454,262	$16,422,328	233,288	$6,951,121

Exchanged from associated funds	43	1,568	—	—

Total	454,305	16,423,896	233,288	6,951,121

Cost of shares repurchased	(146,383)	(5,267,447)	(86,323)	(2,582,519)

Exchanged into associated funds	(308)	(10,292)	(251)	(7,386)

Total	(146,691)	(5,277,739)	(86,574)	(2,589,905)

Increase	307,614	$11,146,157	146,714	$4,361,216

9.

Restricted Securities — At December 31, 2007, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2007, are as follows:

Investments	Acquisition Date(s)	Shares	Cost	Value

Venture Capital Investments:

Convertible Preferred Stocks:

FlashPoint Technology Series E	9/10/99	246,914	$1,000,844	$—

Geographic Network Affiliates International Series A	12/29/99	20,000	2,002,218	—

Geographic Network Affiliates International Series B	12/5/01	100,000	—	—

NeoPlanet Series C	2/18/00	425,412	2,000,001	—

Techies.com Series C	1/27/00	235,294	1,999,999	—

Total Convertible Preferred Stocks			7,003,062	—

Common Stocks:

Entegrity Solutions	2/16/00 to 4/25/02	18,802	1,011,147	—

Workstream	3/23/00	2,601	322,766	—

Total Common Stocks			1,333,913	—

Notes to Financial Statements

Investments	Acquisition Date(s)	Warrants or Principal Amount		Cost	Value

Convertible Promissory Notes and Warrants:

Geographic Network Affiliates International:
9%, payable on demand	12/5/01 to 3/12/02	$320,000		$320,173		$—

Geographic Network Affiliates International:

$10 exercise price expiring 12/5/08	12/15/01	8,000	wts.	—		—

$10 exercise price expiring 1/11/09	1/11/02	8,000		—		—

$10 exercise price expiring 2/4/09	2/4/02	8,000		—		—

$10 exercise price expiring 3/12/09	3/12/02	8,000		—		—

Techies.com 9%, payable on demand	6/7/00	$244,296		244,296	Q	—

Total Convertible Promissory Notes and Warrants				564,469		—

Total Venture Capital Investments				$8,901,444		$—

10.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2007, is as follows:

			Value
Affiliated Issuer	Purchases at Cost	Sales Proceeds	12/31/07	12/31/06

Cymer	$88,246,315	$110,479,389	$80,583,543	$120,765,810

Electronics for Imaging	89,987,713	62,371,099	102,738,096	77,879,400

McAfee(1)	69,346,676	159,077,623	233,130,000	248,265,203

Orbotech	—	39,109,760	—	45,792,000

Synopsys	114,155,026	35,033,877	315,957,050	240,570,000

Total	$361,735,730	$406,071,748	$732,408,689	$733,272,413

(1) As of December 31, 2007, the Fund’s holding was less than 5% of the outstanding voting shares.

There was no dividend income earned from these investments for the year ended December 31, 2007.

11.

Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

12.

Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$33.24	$27.29	$25.42	$22.99	$16.16

Income (Loss) from Investment Operations:

Net investment loss	(0.32)	(0.27)	(0.29)	(0.15)	(0.25)

Net realized and unrealized gain on investments and foreign currency transactions	5.28	6.22	2.16	2.58	7.08

Total from Investment Operations	4.96	5.95	1.87	2.43	6.83

Net Asset Value, End of Year	$38.20	$33.24	$27.29	$25.42	$22.99

Total Return	14.92%	21.80%	7.36%	10.57%#	42.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,907,051	$2,612,744	$2,262,055	$2,371,647	$2,416,538

Ratio of expenses to average net assets	1.46%	1.49%	1.53%	1.51%	1.57%

Ratio of net investment loss to average net assets	(0.89)%	(0.88)%	(1.16)%	(0.66)%	(1.33)%

Portfolio turnover rate	205.73%	187.30%	136.12%	127.49%	105.97%

Without expense reimbursement:**

Ratio of expenses to average net assets		1.51%	1.58%	1.54%

Ratio of net investment loss to average net assets		(0.90)%	(1.21)%	(0.69)%

See footnotes on page 31.

Financial Highlights

CLASS B

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$28.42	$23.51	$22.08	$20.12	$14.25

Income (Loss) from Investment Operations:

Net investment loss	(0.50)	(0.42)	(0.42)	(0.29)	(0.35)

Net realized and unrealized gain on investments and foreign currency transactions	4.50	5.33	1.85	2.25	6.22

Total from Investment Operations	4.00	4.91	1.43	1.96	5.87

Net Asset Value, End of Year	$32.42	$28.42	$23.51	$22.08	$20.12

Total Return	14.07%	20.88%	6.48%	9.74%#	41.19%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$269,316	$364,628	$484,252	$741,563	$887,662

Ratio of expenses to average net assets	2.21%	2.24%	2.28%	2.26%	2.32%

Ratio of net investment loss to average net assets	(1.64)%	(1.63)%	(1.91)%	(1.41)%	(2.08)%

Portfolio turnover rate	205.73%	187.30%	136.12%	127.49%	105.97%

Without expense reimbursement:**

Ratio of expenses to average net assets		2.26%	2.33%	2.29%

Ratio of net investment loss to average net assets		(1.65)%	(1.96)%	(1.44)%

See footnotes on page 31.

Financial Highlights

CLASS C

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$28.44	$23.52	$22.08	$20.12	$14.25

Income (Loss) from Investment Operations:

Net investment loss	(0.50)	(0.42)	(0.42)	(0.29)	(0.35)

Net realized and unrealized gain on investments and foreign currency transactions	4.49	5.34	1.86	2.25	6.22

Total from Investment Operations	3.99	4.92	1.44	1.96	5.87

Net Asset Value, End of Year	$32.43	$28.44	$23.52	$22.08	$20.12

Total Return	14.03%	20.92%	6.52%	9.74%#	41.19%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$268,391	$212,695	$177,554	$197,103	$202,568

Ratio of expenses to average net assets	2.21%	2.24%	2.28%	2.26%	2.32%

Ratio of net investment loss to average net assets	(1.64)%	(1.63)%	(1.91)%	(1.41)%	(2.08)%

Portfolio turnover rate	205.73%	187.30%	136.12%	127.49%	105.97%

Without expense reimbursement:**

Ratio of expenses to average net assets		2.26%	2.33%	2.29%

Ratio of net investment loss to average net assets		(1.65)%	(1.96)%	(1.44)%

See footnotes on page 31.

Financial Highlights

CLASS D

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$28.42	$23.50	$22.06	$20.11	$14.24

Income (Loss) from Investment Operations:

Net investment loss	(0.50)	(0.42)	(0.42)	(0.29)	(0.35)

Net realized and unrealized gain on investments and foreign currency transactions	4.49	5.34	1.86	2.24	6.22

Total from Investment Operations	3.99	4.92	1.44	1.95	5.87

Net Asset Value, End of Year	$32.41	$28.42	$23.50	$22.06	$20.11

Total Return	14.04%	20.94%	6.53%	9.70%#	41.22%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$552,463	$523,158	$502,017	$593,381	$651,057

Ratio of expenses to average net assets	2.21%	2.24%	2.28%	2.26%	2.32%

Ratio of net investment loss to average net assets	(1.64)%	(1.63)%	(1.91)%	(1.41)%	(2.08)%

Portfolio turnover rate	205.73%	187.30%	136.12%	127.49%	105.97%

Without expense reimbursement:**

Ratio of expenses to average net assets		2.26%	2.33%	2.29%

Ratio of net investment loss to average net assets		(1.65)%	(1.96)%	(1.44)%

See footnotes on page 31.

Financial Highlights

CLASS I

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data:

Net Asset Value, Beginning of Year	$34.07	$27.83	$25.81	$23.23	$16.23

Income (Loss) from Investment Operations:

Net investment loss	(0.17)	(0.13)	(0.17)	(0.04)	(0.16)

Net realized and unrealized gain on investments and foreign currency transactions	5.42	6.37	2.19	2.62	7.16

Total from Investment Operations	5.25	6.24	2.02	2.58	7.00

Net Asset Value, End of Year	$39.32	$34.07	$27.83	$25.81	$23.23

Total Return	15.41%	22.42%	7.83%	11.11%#	43.13%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$33,473	$23,805	$18,174	$18,932	$15,767

Ratio of expenses to average net assets	1.01%	1.02%	1.03%	1.02%	1.05%

Ratio of net investment loss to average net assets	(0.44)%	(0.41)%	(0.66)%	(0.17)%	(0.82)%

Portfolio turnover rate	205.73%	187.30%	136.12%	127.49%	105.97%

Without expense reimbursement:**

Ratio of expenses to average net assets		1.04%	1.08%	1.05%

Ratio of net investment loss to average net assets		(0.43)%	(0.71)%	(0.20)%

See footnotes on page 31.

Financial Highlights

CLASS R

	Year Ended December 31,				4/30/03* to 12/31/03

	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$32.92	$27.09	$25.29	$22.89	$17.30

Income (Loss) from Investment Operations:

Net investment loss	(0.41)	(0.34)	(0.36)	(0.21)	(0.21)

Net realized and unrealized gain on investments and foreign currency transactions	5.22	6.17	2.16	2.61	5.80

Total from Investment Operations	4.81	5.83	1.80	2.40	5.59

Net Asset Value, End of Period	$37.73	$32.92	$27.09	$25.29	$22.89

Total Return	14.61%	21.52%	7.12%	10.48%#	32.31%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$25,142	$11,810	$5,742	$2,847	$36

Ratio of expenses to average net assets	1.71%	1.74%	1.78%	1.76%	1.79	%†

Ratio of net investment loss to average net assets	(1.14)%	(1.13)%	(1.41)%	(0.91)%	(1.56	)%†

Portfolio turnover rate]	205.73%	187.30%	136.12%	127.49%	105.97	%ø

Without expense reimbursement:**

Ratio of expenses to average net assets		1.76%	1.83%	1.79%

Ratio of net investment loss to average net assets		(1.15)%	(1.46)%	(0.94)%

*	Commencement of offering of shares.
**	The Manager waived a portion of its management fee from June 1, 2004 to May 31, 2006.
†	Annualized.
ø	Computed at the Fund level for the year ended December 31, 2003.
#

Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2008

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman Communications and Information Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectuses relating to market timing activity, allegations of excessive fees and related

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information covering the first nine months of the calendar year, the preceding seven calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2007. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors reviewed information showing performance of the Fund compared to the Lipper Science & Technology Funds Average, the S&P GSTI Composite Index and the S&P 500 Index, as well as performance relative to the other funds in the Lipper Science & Technology Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s performance ranked above the Lipper median for all periods presented, and that the Fund’s results were above its benchmarks for the five- and three-year periods and generally for the more recent periods presented, although for the first nine months of 2007, the Fund’s results were below its benchmarks other than the S&P 500. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been highly satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that an unregistered investment company, with investment objectives similar to those of the Fund, whose shares are sold primarily outside the United States, is a client of the Manager. The fee rate charged to that company is higher than that charged to the Fund, with the exception of a class of securities of such company offered exclusively to institutional investors, which has a lower rate than the Fund.

The directors noted that the Manager manages a registered investment company that is a “clone” of the Fund but is offered primarily to insurance company separate accounts. The directors further noted that the management fee rates paid the Fund is higher than the management fee rate paid by its “clone” portfolio. The Manager explained that the lower fee rate applicable to the clone portfolio was the result of a fee rate increase at the Fund that had not been sought for the clone portfolio. This was because, in view of the small size of the clone portfolio and the fact that, at various times, the clone portfolio had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for the clone portfolio to match those recommended for the Fund.

The Manager also manages accounts primarily for institutional clients with investment objectives similar to those of the Fund. The fee rates payable by the Manager’s institutional clients are higher than the rates paid by the Fund.

The directors also compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more clearly comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was well within the range of management fee rates paid by the funds in the peer group although slightly above the average and the median management fee rates for the peer group. The directors noted that the Fund’s effective fee rate reflects the effect of breakpoints.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was lower than the median and average for the peer group. The directors recognized that the Fund’s favorable expense ratio resulted in part from economies of scale resulting from the Fund’s large size, including breakpoints in the management fee. They concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the management fee schedule for the Fund includes breakpoints that reduce the fee rate on assets above specified levels, and that these breakpoints reduce the fee rate currently paid by the Fund. The directors recognized, however, that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex

Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 40.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (65)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex

Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 40.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (69)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Ajay Diwan (42) • Vice President and Co-Portfolio Manager: 2006 to Date

Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc. Formerly, Vice President, Equity Research, Goldman Sachs.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Thomas G. Rose (50) • Vice President: 2000 to Date

Managing Director, Chief Financial Officer, and Treasurer, J. & W.Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Reema D. Shah (35) • Vice President and Co-Portfolio Manager: 2006 to Date

Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc., and Seligman New Technologies Fund II, Inc. Formerly, Senior Transaction Processing Analyst, CS First Boston.

Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W.Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

See footnotes on page 40.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Paul H. Wick (45) • Vice President and Portfolio Manager: 1990 to Date

Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Communications and Information Portfolio.

Frank J. Nasta (43) • Secretary: 1994 to Date

Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*

Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

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Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

END OF ANNUAL REPORT

EQCI2 12/07

ITEM 2.	CODE OF ETHICS.
	As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2007	2006
	Audit Fees	$93,223	$88,730
	Audit-Related Fees	–	–
	Tax Fees	6,636	2,500
	All Other Fees	2,333	–

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2007	2006
	Audit-Related Fees	$141,400	$141,710
	Tax Fees	9,000	11,955
	All Other Fees	15,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $174,409 and $156,165, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2008

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.